                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               Pegasystems Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

Dear Stockholder:

         We cordially invite you to attend our 1999 Annual Meeting of Stockholders on Monday, June 21, 1999 at One Main Street, Cambridge, Massachusetts. Please join us for a pre-meeting continental breakfast at 10:00 a.m. The Meeting will commence at 10:30 a.m.

         The following Notice of Annual Meeting of Stockholders and Proxy Statement describe the items to be considered by the stockholders and contain certain information about the Company and its officers and directors.

         Please sign and return the enclosed proxy card as soon as possible in the envelope provided so that your shares can be voted at the Meeting in accordance with your instructions. Even if you plan to attend the Meeting, we urge you to sign and promptly return the proxy card. You can revoke it at any time before it is exercised at the Meeting, or vote your shares personally if you attend the Meeting.

         We look forward to seeing you on June 21, 1999.


                                          Sincerely,


                                          --------------------------------
                                          Alan Trefler
May 7, 1999                               President, Clerk and Director

                                PEGASYSTEMS INC.
                                 101 Main Street
                               Cambridge, MA 02142

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 21, 1999

TO THE STOCKHOLDERS OF PEGASYSTEMS INC:

         Notice is hereby given that the Annual Meeting of Stockholders of Pegasystems Inc. (the "Company") will be held at One Main Street, Cambridge, Massachusetts, on Monday, June 21, 1999 at 10:30 a.m., local time, for the following purposes:

         1. To re-elect one member of the Board of Directors to hold office until the 2002 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

         2. To ratify the Board of Directors' selection of Arthur Andersen LLP as the independent public accountants for the Company for the year ending December 31, 1999.

         3. To consider and act upon a proposal to approve an amendment to the Amended and Restated 1994 Long-Term Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the plan from 7,500,000 shares to 9,500,000 shares.

         4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

         Only stockholders of record at the close of business on the record date, April 5, 1999, will receive notice of the Meeting and be entitled to vote at the Meeting or any adjournment(s) thereof. The transfer books will not be closed.

         You are cordially invited to attend the Meeting in person if possible. Whether you plan to attend the Meeting or not, please fill out, sign and date the enclosed proxy and return it in the envelope enclosed for this purpose. The proxy is revocable by the person giving it at any time prior to the exercise thereof by written notice received by the Company, by delivery of a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.


                                          By Order of the Board of Directors


                                          ----------------------------------
                                          Alan Trefler
May 7, 1999                               President, Clerk and Director

                           PEGASYSTEMS INC.
                           101 Main Street
                         Cambridge, MA  02142

                           PROXY STATEMENT
                   ANNUAL MEETING OF STOCKHOLDERS

                    To Be Held On June 21, 1999


         This Proxy Statement is furnished to the holders of the Common Stock, $.01 par value (the "Common Stock"), of Pegasystems Inc. (the "Company") in connection with the solicitation by and on behalf of the Board of Directors of the Company of proxies for use at the Annual Meeting of Stockholders of the Company to be held at One Main Street, Cambridge, Massachusetts, on Monday, June 21, 1999, at 10:30 a.m., local time, and at any adjournment(s) thereof. Each properly signed proxy will be voted in accordance with the instructions contained therein, and, if no choice is specified, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

         This Proxy Statement, the enclosed proxy and Annual Report to Stockholders for the year ended December 31, 1998, are being mailed to the stockholders on or about May 7, 1999. The Annual Report does not constitute any part of this Proxy Statement.

         The entire cost of this solicitation will be paid by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

         Only stockholders of record of the Company's 28,714,700 shares of Common Stock outstanding as of the close of business on the record date, April 5, 1999, will be entitled to vote. Each share of Common Stock is entitled to one vote at the Meeting or any adjournment(s) thereof. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Shares voted to abstain or to withhold as to a particular matter as to which a nominee (such as a broker holding shares in street name for a beneficial owner) has no voting authority in respect of such matter will be deemed represented for quorum purposes. Under the Company's By-Laws, such shares will not be deemed to be voting on such matter, and therefore will not be the equivalent of negative votes as to such matter. Votes will be tabulated by the Company's transfer agent subject to supervision of persons designated by the Board of Directors as inspectors.

         The affirmative vote of the holders of a plurality of the shares represented at the Meeting, at which a quorum is present, is required for the election of Directors. Approval of other matters before the Meeting will require the affirmative vote at the Meeting, at which a quorum is present, of the holders of a majority of votes cast with respect to such matters.

                    PRINCIPAL AND MANAGEMENT STOCKHOLDERS

         The following table sets forth certain information as of February 15, 1999, with respect to the beneficial ownership of Common Stock of the Company by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company, (ii) each Director of the Company, (iii) the CEO and the four other most highly compensated executive officers and (iv) all executive officers and Directors of the Company as a group. To the knowledge of the Company, based on information provided by such owners, all persons listed below have sole voting and investment power with respect to their shares of Common Stock except to the extent authority is shared by spouses under applicable law.


                                    Number of Shares        Percentage of Shares
Name of Beneficial Owner         Beneficially Owned (1)      Beneficially Owned
------------------------         ----------------------     --------------------
Alan Trefler (2)                      21,237,100                   74.0%

Joseph J. Friscia (3)                    298,000                    1.0%

Eugene A. Bonte (3)                       54,000                      *

Michael R. Pyle (3)                      280,800                      *

Ira Vishner                              214,700                      *

Edward A. Maybury (3)                     17,600                      *

Edward B. Roberts (4)                     17,000                      *

Leonard A. Schlesinger (3)                12,000                      *

Thomas E. Swithenbank (3)                 12,000                      *

All executive Officers and Directors
as a group (11 persons) (5)           22,388,200                   78.0%

----------------
* Represents beneficial ownership of less than 1% of the outstanding Common
  Stock.

(1) The number of shares of Common Stock deemed outstanding includes (i) 28,683,100 shares of Common Stock outstanding as of February 15, 1999 and (ii) shares issuable pursuant to outstanding options held by the respective person or group which are exercisable within 60 days of February 15, 1999, as set forth below.

(2) Includes 375,000 shares held in trust with respect to which Mr. Trefler has voting and dispositive power. Mr. Trefler disclaims beneficial interest.

(3) Consists solely of shares of Common Stock subject to stock options exercisable within 60 days of February 15, 1999.

(4) Includes 6,000 shares of Common Stock subject to stock options exercisable within 60 days of February 15, 1999.

(5) Includes 680,400 shares of Common Stock subject to stock options exercisable within 60 days of February 15, 1999.

                          ELECTION OF DIRECTORS
                           (Item 1 of Notice)

         There are currently five members of the Board of Directors, divided into three classes with terms expiring respectively at the 1999, 2000 and 2001 annual meetings of stockholders. The Board has nominated Edward B. Roberts, whose term is expiring, for re-election. Messr. Roberts has consented to serve, if elected at the Meeting, for a three-year term expiring at the time of the 2002 annual meeting of stockholders and when his respective successor is elected and qualified. The shares represented by the enclosed proxy will be voted to elect Mr. Roberts unless such authority is withheld by marking the proxy to that effect. Mr. Roberts has agreed to serve, but in the event he shall unexpectedly become unavailable for election, the proxy, unless authority has been withheld as to such nominee, may be voted for election of a substitute. Proxies may not be voted for more than one person.

         THE BOARD OF DIRECTORS RECOMMENDS ELECTION OF THE NOMINEE AS DIRECTOR.

         The following information is furnished with respect to the nominee for election as Director and each other Director.

          NOMINEE FOR ELECTION FOR TERM OF THREE YEARS EXPIRING IN 2002

         EDWARD B. ROBERTS, 63, has been a Director of the Company since June 1996. Since 1961, he has been the David Sarnoff Professor of Management of Technology at the Massachusetts Institute of Technology. He was co-founder and chairman, from 1963 until June 1995, of Pugh-Roberts Associates, Inc., an international management consulting firm specializing in strategic planning and technology management. In addition, Dr. Roberts co-founded and is a Director of Medical Information Technology, Inc., a provider of hospital information systems. Dr. Roberts is also a Director of Advanced Magnetics, Inc., a medical imaging company, and Selfcare, Inc., a manufacturer of home medical diagnostic products, and is a general partner of Zero Stage Capital, a venture capital firm.

                    DIRECTORS WHOSE TERMS EXPIRE IN 2000

         THOMAS E. SWITHENBANK, 54, has been a Director of the Company since June 1996. Since April 1999, Mr. Swithenbank has been an Executive Vice President of TECHMAR Communications, Inc., a database fulfillment and call center company. From August 1998 through April 1999, Mr. Swithenbank was an executive Vice President of the Company. From 1990 through 1998, he was President and Chief Executive Officer of Harte-Hanks Data Technologies, a computer software and servicing company specializing in database marketing systems. Prior thereto, Mr. Swithenbank was President of International Data Corporation, a world-wide computer marketing consulting firm. Mr. Swithenbank has an A.B. from Harvard University and an M.B.A. from the Harvard Business School. Mr. Swithenbank has notified the Company of his intention to resign from his position as a Director of the Company effective June 21, 1999, the date of the 1999 Annual Meeting of Stockholders.

         ALAN TREFLER, 43, a founder of the Company, has served as President and Clerk and has been a Director since the Company's organization in 1983. Prior thereto, he managed an electronic funds transfer product for TMI Systems Corporation, a software and services company. Mr. Trefler holds a degree in economics and computer science from Dartmouth College.

                     DIRECTORS WHOSE TERMS EXPIRE IN 2001

         EDWARD A. MAYBURY, 59, has been a Director of the Company since its organization in 1983. Since July 1991, he has served as a Director, and from July 1991 through May 1993 was the President and Chief Executive Officer, of Creative Systems, Inc., a software and services company. Prior thereto, Mr. Maybury was the Chief Executive Officer of Data Architect Systems, Inc., a software and services company.

         LEONARD A. SCHLESINGER, 46, has been a Director of the Company since June 1996. Professor Schlesinger is Professor of Sociology and Public Policy and Senior Vice President for Development at Brown University. From 1988 through 1998, he was a Professor of Business Administration at the Harvard Business School where he was Chairman of the Service Management Group, an interdisciplinary faculty group that focuses on customer service. Professor Schlesinger is also a Director of The Limited, Inc., a specialty retailer, Borders Group, Inc., a book, music and video retailer, and GC Companies, Inc., a movie exhibition and investments company.

                     BOARD OF DIRECTORS AND COMMITTEE MEETINGS

         The Company's Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee is responsible for nominating the Company's independent public accountants for approval by the Board of Directors, reviewing the scope, results and costs of the audit with the Company's independent public accountants and reviewing the financial statements of the Company. Messrs. Maybury and Roberts are currently the members of the Audit Committee. The Audit Committee met nine times during 1998. The Compensation Committee is responsible for recommending compensation and benefits for the executive officers of the Company to the Board of Directors and for administering the Company's stock plans. Messrs. Maybury and Schlesinger are currently the members of the Compensation Committee. The Compensation Committee met six times during 1998.

         During 1998, the Board of Directors of the Company held ten meetings. Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board and the meetings of the committees of the Board on which he served.

                             DIRECTOR COMPENSATION

         Each non-employee Director of the Company receives $1,000 for every Board or committee meeting attended. The Company also reimburses non-employee Directors for expenses incurred in attending Board meetings. In addition, non-employee Directors of the Company are eligible to receive stock options under the 1996 Non-Employee Director Stock Option Plan. No other compensation is paid to Directors for attending Board or committee meetings. Messrs. Maybury, Roberts, Schlesinger and Swithenbank are currently the non-employee Directors of the Company.

                         EXECUTIVE COMPENSATION

         The following table sets forth all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the years ended December 31, 1998, 1997 and 1996 by (i) the Company's Chief Executive Officer and (ii) the four most highly compensated other executive officers (collectively, the "Named Executive Officers"):

                      SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION (1)
                                        --------------------------------------            ALL OTHER
NAME AND PRINCIPAL POSITIONS            YEAR       SALARY ($)        BONUS ($)         COMPENSATION ($)
-------------------------------------------------------------------------------------------------------
Alan Trefler                            1998       $200,000                --                  --
President, Clerk and Director           1997        200,000                --                  --
                                        1996        188,333 (2)      $ 38,759 (3)        $ 15,000 (4)

Joseph J. Friscia                       1998        180,000            70,000                  --
Vice President of Sales and Marketing   1997        143,333            47,250 (5)          10,786 (4)
                                        1996        125,000            94,730 (6)              --

Eugene A. Bonte                         1998        140,000            25,000                  --
Vice President of Market                1997        129,167            21,000 (5)              --
  Strategy and Delivery (7)             1996         86,897            31,149 (6)              --

Michael R. Pyle                         1998        140,000            15,000                  --
Vice President of Applications          1997        120,000            15,750 (5)           8,587 (4)
  Development                           1996        111,250            41,285 (8)              --

Ira Vishner                             1998        125,000            10,000              10,000 (4)
Vice President, Corporate               1997        120,000            10,500 (5)          19,441 (4)
  Services, Treasurer,                  1996        110,667            30,169 (8)              --
  Chief Financial Officer (9)

---------------------------
(1) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted because the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonuses for each of the Named Executive Officers for 1998, 1997 and 1996.

(2) Includes $8,333 earned between August and December 1996 and paid in February 1997.

(3) Represents bonus earned between July 1995 and June 1996 and paid in February 1997.

(4)  Represents payments in lieu of paid days off.

(5) Represents bonus earned between July 1996 and December 1997 and paid in 1998.

(6)  Represents bonus earned in 1996 and paid in February 1997.

(7) Mr. Bonte has indicated his intention to resign from the Company in May 1999.

(8)  Represents bonus earned between July 1995 and June 1996 and paid in 1996.

(9)  Mr. Vishner's employment with the Company terminated in January 1999.

OPTION GRANTS

         The following table provides certain information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ending December 31, 1998, to each of the Named Executive Officers:

                       OPTION GRANTS IN FISCAL 1998


                                              INDIVIDUAL GRANTS
                     ----------------------------------------------------------------     POTENTIAL REALIZABLE VALUE
                        NUMBER OF         PERCENT OF                                       AT ASSUMED ANNUAL RATES
                         SHARES         TOTAL OPTIONS                                    OF STOCK PRICE APPRECIATION
                       UNDERLYING        GRANTED TO          EXERCISE OR                       FOR OPTION TERM (2)
                         OPTIONS        EMPLOYEES IN         BASE PRICE    EXPIRATION    ---------------------------
NAME                 GRANTED (#) (1)     FISCAL YEAR          ($/SHARE)       DATE          5% ($)        10% ($)
----                 ---------------    -------------        -----------   ----------    ------------   ------------
Alan Trefler                 --               --                   --         --                 --             --

Joseph J. Friscia        60,000              1.0%               $7.75       10/15/08       $292,434       $744,090

Eugene A. Bonte          25,000              0.4                 7.75       10/15/08        121,848        308,788

Michael R. Pyle          25,000              0.4                 7.75       10/15/08        121,848        308,788

Ira Vishner              20,000              0.3                 7.75       10/15/08         97,478        247,030

--------------------
(1) As required by the rules of the Securities and Exchange Commission, potential values stated are based on the prescribed assumption that the Company's common stock will appreciate in value from the date of grant to the end of the option term at rates (compounded annually) of 5% and 10%, respectively, and therefore are not intended to forecast possible future appreciation, if any, in the price of the Company's common stock.

(2) These options vest over a five year term, with twenty percent of the total grant vesting on the first anniversary date of the grant and the remainder vesting in equal quarterly installments thereafter.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION TABLE

         The following table sets forth certain information concerning options exercised during 1998 and the number and value of unexercised stock options held by each of the Named Executive Officers as of December 31, 1998.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR  AND YEAR-END OPTION VALUES


                                                            NUMBER OF SHARES                        VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED                     IN-THE-MONEY OPTIONS
                                                           OPTIONS AT YEAR-END                         AT YEAR-END ($)
                                                       --------------------------------        -------------------------------
                          SHARES           VALUE
                       ACQUIRED ON       REALIZED
NAME                   EXERCISE (#)         ($)        EXERCISABLE        UNEXERCISABLE        EXERCISABLE       UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------------

Alan Trefler                 --                 --            --                   --                 --                 --

Joseph J. Friscia            --                 --       267,000              238,000           $903,715           $206,782

Eugene A. Bonte              --                 --        18,000              154,000                 --                 --

Michael R. Pyle          25,000           $620,583       125,900              143,200            482,109            165,426

Ira Vishner                  --                 --         5,000               75,000                 --                 --


                             CERTAIN TRANSACTIONS

         Since December 31, 1996 there have been no transactions involving more than $60,000, nor are any proposed, between the Company and any executive officer, Director, 5% beneficial owner of the Company's Common Stock or equivalents, or any immediate family member of any of the foregoing, in which any such persons or entities had or will have a direct or indirect material interest.

         The Company has adopted a policy whereby all future transactions between the Company and its officers, Directors, principal stockholders and their affiliates will be on terms no less favorable to the Company than could be obtained from unrelated third parties and will be approved by a majority of the disinterested members of the Company's Board of Directors. No such transactions are currently being considered.

       REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

GENERAL
         The Compensation Committee of the Board of Directors (the "Committee") is composed entirely of Directors who are not employees of or consultants to the Company. The Committee, which as of May 7, 1999 consisted of Edward A. Maybury and Leonard A. Schlesinger, is responsible for recommending compensation and benefits for the executive officers of the Company to the Board of Directors and for administering the Company's stock plans. The Committee determines the compensation for the President. The Committee and the President together determine the compensation for the other executive officers of the Company.

COMPENSATION PHILOSOPHY
         The objective of the Committee is to provide an executive compensation program that aligns executive compensation with the achievement of specific company goals. The Committee believes that executive compensation should also reflect the value that an individual adds to the Company and that executive compensation should enable the Company to attract and retain key employees in an increasingly competitive industry environment.

COMPENSATION COMPONENTS
         There are two compensation components for executive officers: cash compensation in the form of salary and merit pay, and non-cash compensation in the form of stock options.

         SALARY. Cash compensation in the form of salary is intended to reflect an executive's knowledge, skills, and level of responsibility as well as the economic and business conditions affecting the Company. The salary of each executive was determined by the Committee in part by analyzing published compensation surveys (the "Surveys") such as the annually-published Culpepper Surveys on Software Industry Executive and Administrative Pay and published surveys by The Survey Group, and in addition, as a result of the Committee making an assessment of an executive's individual personal performance with respect to his attainment of specific predetermined company goals.

         MERIT PAY. Merit pay reflects the financial valuation of each executive's individual contribution to the Company over the review period. An executive's ability to achieve closure on critical projects, to attain required results, and to contribute positively to Company tone in the process are critical to ensuring the strong financial performance of the Company as a whole, and thus helps define the executive's financial value. Awards of merit payments are made at the discretion of the Board of Directors, based upon their opinions of executives' respective contributions to the Company. There is no pre-set amount allocated and available in a "merit pay pool" for executive officers.

         STOCK OPTIONS. The Committee uses stock options as a long-term, non-cash incentive and as a means of aligning the long-term interests of executives and stockholders. Stock options are awarded based upon the market price of the Common Stock on the date of grant and are linked to future performance of the Company's stock because they do not become valuable to the holder unless the price of the Company's stock increases above the price on the date of grant. The number of stock options granted to an executive as a form of non-cash compensation is determined by taking into consideration factors such as number of stock options previously granted to an executive, the executive's remaining options exercisable and the value of those stock options, as compared to the anticipated value that an executive will add to the Company in the future. Stock options are not necessarily granted to executives on an annual basis. Stock options were granted to certain executive officers during 1998.

COMPENSATION OF THE PRESIDENT AND ALL OTHER EXECUTIVE OFFICERS
         The Committee, in its consideration of the salary, merit pay and stock option components of compensation for 1998 for the President and all other executive officers, made reference to the Surveys, which it believes represent compensation data from companies that are similar in nature to the Company. The salary, merit pay and stock option components of compensation that was determined for the President and all other executive officers was comparable with companies found in the Surveys. During 1998, there was no change in the annual salary compensation of Mr. Trefler, the Company's President.

THE SURVEYS AND THE PEGASYSTEMS INC. PERFORMANCE GRAPH
       The companies included in the Surveys differ from the companies included in the Goldman Sachs Technology Software Index, which is included in the Performance Graph following this report, in that the Goldman Sachs Technology Software Index includes only a select number of public companies which sell software, while the Surveys include public as well as private companies which sell software and integrated turnkey systems, and is therefore broader in scope. The Committee made reference to the Surveys in establishing executive compensation because the Surveys include companies that are in the software industry, as is the Company, and contain a broader range of companies that are likely to compete for the services of the Company's executive officers. For these reasons the Committee believes that Goldman Sachs Technology Software Index may be an appropriate basis for comparing stock performance and the Surveys are an appropriate basis for determining compensation.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION
         Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive and its four other most highly compensated executives. Performance-based compensation is excluded from the compensation taken into account for purposes of the limit if certain requirements are met. The Company currently intends to structure its stock options granted to executives in a manner that complies with the performance-based requirements of the statute. The Committee believes that, given the general range of salaries and bonuses for executive officers of the Company, the $1 million threshold of
Section 162(m) will not be reached by any executive officer of the Company in the foreseeable future. Accordingly, the Committee has not considered what its policy regarding compensation not qualifying for federal tax deduction might be at such time, if ever, as that threshold is within range of any executive officer.


                               Compensation Committee



                               Edward A. Maybury
                               Leonard A. Schlesinger


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Prior to May 1996, decisions concerning compensation of executive officers were made by the Board of Directors which included Mr. Trefler, the President of the Company, and Mr. Vishner, then a Vice President and the Chief Financial Officer of the Company. In May 1996, the Company established the Compensation Committee. No executive officer of the Company has served as a Director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served on the Company's Board of Directors or Compensation Committee.

               COMPARISON OF CUMULATIVE TOTAL STOCKHOLDER RETURN

         The following performance graph represents a comparison of the cumulative total return (assuming the reinvestment of dividends) for a $100 investment on July 18, 1996 (the date the Common Stock was first registered under Section 12 of the Securities Exchange Act of 1934) in each of the Common Stock of Pegasystems Inc., the Nasdaq Stock Market Index (a broad market index) and the Goldman Sachs Technology Software Index ("GSTITM + Software") (a published industry index). The Company paid no dividends during the period shown. The graph lines merely connect measurement dates and do not reflect fluctuations between those dates.





                                [GRAPHIC]





------------------------------------------------------------------------------


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                                          7/18/96  12/31/96  12/31/97  12/31/98
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
PEGASYSTEMS INC.                           $100      $251      $168      $ 35
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Nasdaq Stock Market Index - US companies   $100      $116      $143      $200
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GSTI Software                              $100      $116      $145      $227
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

The Report of the Compensation Committee on Executive Compensation and the Comparison of Cumulative Total Stockholder Return information above shall not be deemed "soliciting material" or incorporated by reference into any of the Company's filings with the Securities and Exchange Commission by implication or by any reference in any such filing to this Proxy Statement.

+  GSTI is a registered trademark of Goldman, Sachs & Co.

        RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
                             (Item 2 of Notice)

         The Board of Directors has selected Arthur Andersen LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1999. The Board proposes that the stockholders ratify this selection. Arthur Andersen LLP audited the Company's financial statements for the fiscal years ended December 31, 1997 and December 31, 1998. The Company expects that representatives of Arthur Andersen LLP will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         Ernst & Young LLP ("E&Y") served as the Company's independent auditors from 1984 through October 30, 1997 when E&Y elected to resign. The Board of Directors of the Company had recommended the termination of E&Y as the independent auditors of the Company prior to E&Y's resignation on October 30, 1997. The Company engaged Arthur Andersen LLP as its independent public accountants on December 10, 1997.

         The reports of E&Y on the Company's financial statements for 1995 and 1996 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. To the Company's knowledge, during 1995 and 1996, there was no disagreement between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which disagreement, if not resolved to the satisfaction of E&Y, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

         During the interim period subsequent to December 31, 1996 and prior to E&Y's resignation on October 30, 1997, there was no disagreement of the type described in the immediately preceding paragraph between the Company and E&Y, except for a disagreement which arose in late October 1997 concerning the Company's financial statements for the quarter ended June 30, 1997. The disagreement involved the appropriate accounting treatment for a series of transactions (the "FDR Transactions") entered into by the Company with First Data Resources Inc. ("FDR") in June 1997. Contrary to the expectations of the Company based on its discussions with E&Y at the time the FDR Transactions were being negotiated, E&Y advised the Company that $5 million of software license revenue recognized by the Company in the quarter ended June 30, 1997 from one of the FDR Transactions should not have been recognized in that quarter. Accordingly, E&Y advised the Company to restate its financial statements for the three and six month periods ended June 30, 1997, which the Company did on November 19, 1997.

         The Board of Directors of the Company discussed the subject matter of the disagreement referenced above with E&Y and has authorized E&Y to respond fully to the inquiries of Arthur Andersen LLP concerning the subject matter of such disagreements.

         The Company is unaware of the occurrence of any of the kinds of events described in subparagraphs (A)-(D) of Item 304(a)(1)(v) of Regulation S-K as promulgated by the Securities and Exchange Commission, except for the disagreement referenced above and except that E&Y advised the Company that it disagreed with the accounting approaches preliminarily proposed by the Company for recognizing revenue from the FDR Transactions in the quarter ended September 30, 1997 (the "reportable event"). The Board of Directors of the Company discussed with E&Y the reportable event and has authorized E&Y to respond fully to the inquiries of Arthur Andersen LLP concerning the reportable event.

         In the event that ratification of the appointment of Arthur Andersen LLP as the independent public accountants for the Company is not obtained at the upcoming Annual Meeting of Stockholders, the Board of Directors will reconsider its selection.

         The affirmative vote of a majority of the shares present or represented and entitled to vote and voting at the Meeting is required to ratify the selection of the independent public accountants.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


          APPROVAL OF AMENDED AND RESTATED 1994 LONG-TERM INCENTIVE PLAN
                               (Item 3 of Notice)

         The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated 1994 Long-Term Incentive Plan and directed that such Plan, as amended and restated to reflect such amendment (the "Plan"), be submitted to the stockholders for their approval. The following summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix A to this Proxy Statement.

BACKGROUND

         The Plan was adopted by the Board of Directors on November 23, 1994 and approved by the stockholders on April 21, 1995, prior to the Company's initial public offering. An amendment and restatement of the Plan, increasing the number of shares reserved for issuance under the Plan from 5,000,000 to 7,500,000 was adopted by the Board on April 27, 1998 and approved by the stockholders on May 6, 1998. The Plan provides for the issuance of shares of Common Stock pursuant to the grant of incentive stock options ("ISOs") to employees and nonqualified stock options ("NSOs"), stock appreciation rights ("SARs"), restricted stock or long-term performance awards to employees, consultants, directors and officers of the Company. Long-term performance awards may be made in cash or in stock, must be awarded in connection with a performance period of at least two years, and are based on performance objectives determined by the Compensation Committee. At April 27, 1999, the Company had 569 employees eligible to participate in the Plan and options to purchase 5,472,925 shares were outstanding and 1,493,350 shares issued upon the exercise of options were outstanding. As of April 27, 1999, no restricted stock, SARs or long-term performance awards had been granted under the Plan. The amendment to the Plan approved by the Board of Directors increased the number of shares authorized for issuance under the Plan from 7,500,000 to 9,500,000.

ADMINISTRATION

         The Plan is administered by the Compensation Committee. Subject to the provisions of the Plan, the Compensation Committee has the authority to select the optionees or SAR, long-term performance award or restricted stock recipients and determine the terms of the options, SARs, long-term performance awards or restricted stock granted, including: (i) the number of shares or SARs; (ii) the option exercise terms; (iii) the amount of the awards; (iv) the exercise or purchase price (which in the case of an incentive stock option cannot be less than the market price of the Common Stock as of the date of grant); (v) the type and duration of transfer or other restrictions; and (vi) the time and form of payment for restricted stock and upon exercise of options.

SHARES AVAILABLE FOR ISSUANCE

         The stock subject to options and awards is authorized but unissued shares of the Company's common stock or shares of treasury common stock. Any shares subject to an option which for any reason expires or is terminated unexercised as to such shares and any restricted stock which is reacquired by the Company as a result of the exercise of a repurchase option may again be the subject of an option or award under the Plan.

TRANSFERABILITY OF OPTIONS

         Generally, an option is not transferable by the optionholder except by will or by the laws of descent and distribution.

EXERCISE AND TERMINATION OF OPTIONS

           No option may be exercised following termination for cause or voluntary termination, or more than three months following involuntary termination without cause. Upon termination due to death, an option is exercisable for a maximum of one year after such termination, and upon termination due to disability or upon early or normal retirement, an option is exercisable for a maximum of two years after such termination.

1998 OPTION GRANTS

         The following table sets forth the number of outstanding options granted during 1998 under the Plan to the specified individuals and groups.


         Name                                                  Number of Options
         -----------------------------------------------------------------------
         Alan Trefler                                                   --
         Joseph J. Friscia                                            60,000
         Eugene A. Bonte                                              25,000
         Michael R. Pyle                                              25,000
         Ira Vishner                                                  20,000
         All current executive officers as a group (5 persons)       130,000
         All employees who were not executive officers as a group  3,644,500


FEDERAL INCOME TAX CONSEQUENCES

         ISOs -- A participant who receives an ISO will recognize no taxable income for regular federal income tax purposes upon either the grant or the exercise of such ISO. However, when a participant exercises an ISO, the difference between the fair market value of the shares purchased and the option price of those shares will be includible in determining the participant's alternative minimum taxable income.

         If the shares are retained by the participant for at least one year from the date of exercise and two years from the date of grant of the option, gain will be taxable to the participant, upon sale of the shares acquired upon exercise of the ISO, as a long-term capital gain. In general, the adjusted basis for the shares acquired upon exercise will be the option price paid with respect to such exercise. The Company will not be entitled to a tax deduction arising from the exercise of an ISO, if the employee qualifies for such long-term capital gain treatment.

         If the shares are sold within a period of one year from the date of exercise or two years from the date of grant of the ISO, the participant will be required to recognize ordinary income equal to the difference between the option price and the lesser of the fair market value of the shares on the date of exercise or the amount realized on the sale or exchange of the shares. In this situation, the Company will be entitled to a tax deduction of an equal amount.

         NSOs -- A participant will not recognize taxable income for federal income tax purposes at the time an NSO is granted. However, the participant will recognize compensation taxable as ordinary income at the time of exercise for all shares which are not subject to a substantial risk of forfeiture. The amount of such compensation will be the difference between the option price and the fair market value of the shares on the date of exercise of the option. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the participant is deemed to have recognized compensation income with respect to shares received upon exercise of the NSO. The participant's basis in the shares will be adjusted by adding the amount so recognized as compensation to the purchase price paid by the participant for the shares.

         The participant will recognize gain or loss when he disposes of shares obtained upon exercise of an NSO in an amount equal to the difference between the selling price and the participant's tax basis in such shares. Such gain or loss will be treated as long-term or short-term capital gain or loss, depending upon the holding period.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPANY'S AMENDED AND RESTATED 1994 LONG-TERM INCENTIVE PLAN AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's Directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file reports with the Securities and Exchange Commi ssion (the "SEC") disclosing their ownership of stock in the Company and changes in such ownership. Copies of such reports are also required to be furnished to the Company.

         To the Company's knowledge, based solely on review of the copies of the above-mentioned reports furnished to the Company and written representations that no other reports were required, during 1998 all such filing requirements were complied with in a timely fashion.

                    STOCKHOLDER PROPOSALS FOR 2000 MEETING

         Proposals of stockholders intended to be presented at the 2000 Annual Meeting of Stockholders must be presented on or before January 7, 2000 for inclusion in the proxy materials relating to that meeting and on or before March 23, 2000 for matters to be considered timely such that, pursuant to Rule 14a-4 under the 1934 Act, the Company may not exercise its discretionary authority to vote on such matters at that meeting. Any such proposals should be sent to the Company at its principal offices addressed to the Clerk. Other requirements for inclusion are set forth in Rule 14a-8 under the 1934 Act.

                               OTHER MATTERS

         The Company does not know of any other matters which will be brought before the Meeting. If other business is properly presented for consideration at the Meeting, it is intended that the shares represented by the enclosed proxy will be voted by the persons voting the proxies in accordance with their judgment on such matters.

         In order that your shares may be represented if you do not plan to attend the Meeting, and in order to assure the required quorum, please fill out, sign, date and return your proxy promptly.

         A prompt response will greatly facilitate arrangements for the Meeting, and your cooperation will be appreciated.

                                        By Order of the Board of Directors


                                        ------------------------------------
                                        Alan Trefler
May 7, 1999                             President, Clerk and Director

                                PEGASYSTEMS INC.                   APPENDIX A


                         1994 Long-Term Incentive Plan

                    As Amended and Restated on April 26, 1999


SECTION 1.  Purpose; Definitions.

        The name of this Plan is the Pegasystems Inc. 1994 Long-Term Incentive Plan (the "Plan"). The purpose of the Plan is to provide incentives: (a) to employees of Pegasystems Inc. (the "Corporation") by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder which qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986; (b) to directors (whether or not employees), employees and consultants of the Corporation by providing them with opportunities to purchase stock in the Corporation pursuant to options granted hereunder which do not qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, and otherwise to participate in shareholder value which has been created.

        For the purposes of the Plan, the following terms shall be defined as set forth below:

        a. "Award" means any Option, Stock Appreciation Right, Restricted Stock or Long-Term Award granted under this Plan.

        b.   "Board" means the Board of Directors of the Corporation.

        c. "Cause" means a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Corporation.

        d. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

        e. "Committee" means a Compensation Committee of the Board, if such Committee has been appointed by the Board and has been authorized to administer the Plan Such Committee will consist of two or more members of the Board. In the event the Corporation registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each member of the Committee shall be a "Disinterested Person" as defined below. All references herein to the Committee shall mean the Board if there is no Committee so appointed. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution thereof, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

        f. "Corporation" means Pegasystems Inc., a corporation organized under the laws of the Commonwealth of Massachusetts, or any successor organization.

        g. "Disability" means permanent and total disability as determined under the Corporation's long-term disability program.

        h. "Disinterested Person" shall have the meaning set forth in Rule 16b-3(c)(2)(i) as promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

        i. "Early Retirement" means that a Participant has attained the consent of the Committee to retire prior to having attained age 60 or qualifies for early retirement pursuant to the early retirement provisions as set forth in a pension plan of the Corporation in which the Optionee is a participant.

        j. "Fair Market Value" means, as of any given date, the mean of the highest and lowest quoted selling prices of the Stock on the exchange on which the Corporation's shares are listed for trading (consolidated trading) or, if no such sale occurs on the exchange on such date, the fair market value of the Stock as determined by the Committee in good faith based on the best available facts and circumstances at the time.

        k. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of
             Section 422 of the Code.

        l. "Insider" means a Participant who is subject to the requirements of the Rules (as defined below).

        m. "Long-Term Performance Award" or "Long-Term Award" means an award made pursuant to Section 8 below that is payable in cash and/or Stock (including Restricted Stock) in accordance with the terms of the grant, based on Corporation, business unit and/or individual performance over a period of at least two years.

        n. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

        o. "Normal Retirement" means retirement of a Participant from active employment with the Corporation and any subsidiary or affiliate after either having attained age 60 or pursuant to the normal retirement provisions of an applicable pension plan of the Corporation.

        p. "Option" means any Incentive Stock Option or Non-Qualified Stock Option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 below.

        q. "Optionee" means a Participant who is the recipient of any Incentive Stock Option or Non-Qualified Stock Option under this Plan.

        r. "Participant" means anyone to whom an Award is granted pursuant to the Plan.

        s. "Plan" means the Pegasystems Inc. 1994 Long-Term Incentive Plan, as hereinafter amended from time to time.

        t. "Restricted Stock" means an award of shares of Stock that is subject to restrictions pursuant to Section 7 below.

        u.   "Retirement" means Normal or Early Retirement.

        v. "Rules" means Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the regulations promulgated thereunder.

        w. "Securities Broker" means the registered securities broker acceptable to the Corporation who agrees to effect the cashless exercise of an Option pursuant to Section 5(m) hereof.

        x. "Stock" means the Common Stock, $.01 par value per share, of the Corporation.

        y. "Stock Appreciation Right" means the right, pursuant to an award granted under Section 6 below, to surrender to the Corporation all (or a portion) of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value (or such lesser ceiling as may be specified in the option grant), as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof).

SECTION 2.  Administration

The Plan shall be administered by the Committee.

        The Committee shall have the authority to grant to eligible Participants, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock and/or (iv) Long-Term Performance Awards.

        In particular, the Committee shall have the authority:

        (i) to select the Participants to whom Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards may from time to time be granted hereunder.

        (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock and Long-Term Performance Awards, or any combination thereof, are to be granted hereunder;

        (iii) to determine the number of shares to be covered by each such award granted hereunder;

        (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or forfeiture waiver regarding any Stock Option or other award and/or the shares of Stock relating thereto, based on such factors as the Committee shall determine, in its sole discretion;

        (v) to determine whether and under what circumstances a Stock Option may be settled in cash or stock, including Restricted Stock under
              Section 5(k);

        (vi) to determine whether and under what circumstances a Stock Option may be exercised without a payment of cash under Section 5(1); and

        (vii) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the Participant.

        The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

        All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan Participants.

SECTION 3.  Stock Subject to the Plan

        (a) Stock Subject to Plan. The stock to be subject or related to awards under the Plan shall be shares of the Corporation's Stock and may be either authorized and unissued or held in the treasury of the Corporation. The maximum number of shares of Stock authorized with respect to the grant of awards under the Plan, subject to adjustment in accordance with paragraph 3(c) below, shall be up to 9,500,000 shares of Stock; any or all of such 9,500,000 shares of Stock may be granted for awards of Incentive Stock Options. In addition, shares equal to 2% of Stock outstanding shares at the start of each Fiscal Year shall each year be reserved exclusively for the granting of replacement Options under Section 5(e) below to all Participants. Such additional authorization of Stock for the granting of replacement Options shall not, at any time, cause the maximum shareholder dilution caused by the Plan to exceed the 9,500,000 shares of Stock authorized for grant under the Plan. Notwithstanding the foregoing, no individual shall receive, over the term of the Plan, more than an aggregate of 30% of the shares authorized for grant under the Plan, including shares subject to replacement Options awarded under the Plan.

        (b) Unused, Forfeited and Reacquired Shares. The shares related to the unexercised or undistributed portion of any terminated, expired or forfeited Award for which no material benefit was received by a Participant (i.e. dividends) shall be made available for distribution in connection with future awards under the Plan to the extent permitted to receive exemptive relief pursuant to the Rules. Any shares made available for distribution in connection with future awards under this Plan pursuant to this paragraph (b) shall be in addition to the shares available pursuant to paragraph (a) of this Section 3.

        (c) Other Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan and in the number and price of shares subject to other Awards made under the Plan, as may be determined to be appropriate by the Committee in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.   Eligibility

             Directors (whether or not employees of the Corporation), consultants and employees of the

Corporation who are responsible for or who contribute to the management, growth and/or profitability of the Corporation and/or any Subsidiary (as defined below) or affiliate of the Corporation are eligible to be granted Awards under the Plan.

SECTION 5.   Stock Options

        Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

        Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

        With the exception of Optionees who are either (i) consultants or (ii) directors who are not also employees of the corporation, who shall not be eligible to receive Incentive Stock Options, the Committee shall have the authority to grant any Optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

        Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422.

        Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate:

        (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, but for Non-Qualified Stock Options shall not be less than 50% of the Fair Market Value of the Stock at the time of grant, and for Incentive Stock Options shall be not less than 100% of the Fair Market Value of the Stock at the time of grant. However, any Incentive Stock Option granted to any Optionee who, at the time the Option is granted, owns more than 10% of the voting power of all classes of stock of the Corporation or of a Parent or Subsidiary corporation, shall have an exercise price no less than 110% of Fair Market Value per share on date of the grant. The term "Parent" and "Subsidiary" as used herein shall mean "parent corporation" and "subsidiary corporation" as those terms are defined in Section 424 of the Code.

        (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option or Non-Qualified Stock Option shall be exercisable more than ten years after the date the Option is granted. However, any Option granted to any Optionee who at the time the Option is granted owns more than 10% of the voting power of all classes of Stock of the Corporation or of a Parent or Subsidiary corporation may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

        (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant, provided, however, that, except as provided in Section 5(g), unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable during the six months following the date of the granting of the Option. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

        (d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time and from time to time during the Option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Stock already owned by the Optionee or, in the case of the exercise of a Non-Qualified Stock Option or Restricted Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the Option is exercised, as determined by the Committee), provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the Option is granted.

             The Committee, in its sole discretion, may at the time of grant or such later time as it determines, permit payment of the Option exercise price of a Non-Qualified Stock Option to be made in whole or in part in the form of Restricted Stock. If such payment is permitted, then such Restricted Stock (and any replacement shares relating thereto) shall remain (or be) restricted in accordance with the original terms of the Restricted Stock award in question, and any additional Stock received upon the exercise, shall be subject to the same forfeiture restrictions, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

             If payment of the Option exercise price of a Non-Qualified Option is made in whole or in part in the form of unrestricted stock already owned by the Participant, the Corporation may require that the stock be owned by the Participant for a period of six months or longer so that such payment would not result in a pyramid exercise.

             No shares of Stock shall be issued until full payment therefor has been made. An Optionee shall generally have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option when the Optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 11(a).

        (e) Replacement Options. If an Option granted pursuant to the Plan may be exercised by an Optionee by means of a stock-for-stock swap method of exercise as provided in 5(d) above, then the Committee may, in its sole discretion, at the time of the original Option grant or at such subsequent time during the term of such Option as the Committee, in its sole discretion, shall deem appropriate, authorize the Participant to automatically receive a replacement Option pursuant to this part of the Plan. This replacement Option shall cover a number of shares determined by the Committee, but in no event more than the number of shares equal to the difference between the number of shares covered by the original Option exercised and the net shares received by the Participant from such exercise. The exercise price of the replacement Option shall equal the then current Fair Market Value, and with a term not to exceed ten years.

             The Committee shall have the right, in its sole discretion and at any time, to discontinue the automatic grant of replacement Options if it determines the continuance of such grants to no longer be in the best interest of the Corporation.

        (f) Non-transferability of Options. No Stock Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Optionee's lifetime, only by the Optionee.

        (g) Termination by Reason of Death. Subject to Section 5(j), if an Optionee's employment by the Corporation and any Subsidiary or affiliate terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year (or such shorter period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

        (h) Termination by Reason of Disability. Subject to Section 5(k), if an Optionee's employment by the Corporation and any Subsidiary or affiliate terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period of two years (or such shorter period as the Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the Optionee dies within such two-year period (or such shorter period as the Committee shall specify at grant), any unexercised Stock Option held by such Optionee shall, at the sole discretion of the Committee, thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

        (i) Termination by Reason of Retirement. Subject to Section 5(j), if an Optionee's employment by the Corporation terminates by reason of Normal or Early Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant, for a period of two years (or such shorter period as Committee may specify at grant) from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the Optionee dies within such two-year period, any unexercised Stock Option held by such Optionee shall, at the sole discretion of the Committee, thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

        (j) Other Termination. Unless otherwise determined by the Committee at or after grant, if an Optionee's employment by the Corporation terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised for the lesser of three months or the balance of such Stock Option's term if the Optionee is involuntarily terminated by the Corporation without Cause.

        (k) Incentive Stock Option Limitations. To the extent required for "Incentive Stock Option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by the Optionee during any calendar year under the Plan and/or any other Option plan of the Corporation (within the meaning of Section 424 of the Code) after 1986 shall not exceed $100,000.

             To the extent (if any) permitted under Section 422 of the Code, if
             (i) a Participant's employment with the Corporation is terminated by reason of death, Disability or Retirement and (ii) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Section 5(g), (h) or
             (i), applied without regard to this Section 5(k), is greater than the portion of such Option that is exercisable as an "Incentive Stock Option" during such post-termination period under Section 422, such post-termination period shall automatically be extended (but not beyond the original Option term) to the extent necessary to permit the Optionee to exercise such Incentive Stock Option.

        (l) Cash-out of Option; Settlement of Spread Value in Restricted Stock. On receipt of written notice to exercise, the Committee may, in its sole discretion, elect to cash out all or part of the portion of the Option(s) to be exercised by paying the Optionee an amount, in cash or stock, equal to the excess of the Fair Market Value of the Stock over the option price (the "Spread Value") on the effective date of such cash-out.

             In addition, if the Option agreement so provides at grant or is amended (with the Optionee's consent) after grant and prior to exercise to so provide, the Committee may require that all or part of the shares to be issued with respect to the Spread Value of an exercised Option take the form of Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value of such Restricted Stock determined without regard to the forfeiture restrictions involved.

        (m) Cashless Exercise. To the extent permitted under the applicable laws and regulations under Section 16 of the Securities Exchange Act of 1934, as amended, and the Rules promulgated thereunder, and with the consent of the Committee, the Corporation agrees to cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

SECTION 6.  Stock Appreciation Rights

        (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

             A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the number of shares covered by an exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

             A Stock Appreciation Right may be exercised by an Optionee, in accordance with Section 6(b), by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

        (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

              (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate, if any, shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term, except that this special limitation shall not apply in the event of death or Disability of the Optionee prior to the expiration of the six-month period.

              (ii) Upon the exercise of a Stock Appreciation Right, an
                   Optionee shall be entitled to receive up to, but not more than, an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the Option price per share or such lesser amount as specified in the grant agreement, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

             (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5(f) of the Plan.

             (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

               (v) A Stock Appreciation Right granted in connection with an
                   Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

SECTION 7.   Restricted Stock

        (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the Participants to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards.

             The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

             The provisions of Restricted Stock awards need not be the same with respect to each recipient.

        (b) Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such award.

              (i) The purchase price for shares of Restricted Stock shall not be less than what prevailing law may require.

               (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7(b)(i).

              (iii) Each Participant receiving a Restricted Stock award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Pegasystems Inc. 1994 Long-Term Incentive Plan and an Agreement entered into between the registered owner and Pegasystems Inc. Copies of such Plan and or Agreement are on file in the offices of Pegasystems Inc. 101 Main Street, Cambridge, MA 02142-1590 Attention: Vice President, Corporate Services."

              (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

        (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

              (i) Subject to the provisions of this Plan and the award
                  agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

             (ii) Except as provided in this paragraph (ii) and Section
                  7(c)(i), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under
                  Section 3.

            (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a Participant's employment with the Corporation for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the Participant.

             (iv) In the event of hardship or other special circumstances of a
                  Participant whose employment with the Corporation is involuntarily terminated (other than for Cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's shares of Restricted Stock, based on such factors as the Committee may deem appropriate.

              (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant promptly.

SECTION 8.     Long Term Performance Awards

        (a) Awards and Administration. Long Term Performance Awards may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length and starting date of the performance period (the "Performance Period") for each Long Term Performance Award, which shall be at least two years, and shall determine the performance objectives to be used in valuing Long Term Performance Awards and determining the extent to which such Long Term Performance Awards have been earned.

             Performance objectives may vary from Participant to Participant and between groups of Participants and shall be based upon such Corporation, business unit and/or individual performance factors and criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. Performance Periods may overlap and Participants may participate simultaneously with respect to Long Term Performance Awards that are subject to different Performance Periods and/or different performance factors and criteria.

             At the beginning of each Performance Period, the Committee shall determine for each Long Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Stock to be awarded to the Participant at the end of the Performance Period if and to the extent that the relevant measure(s) of performance for such Long Term Performance Award is
             (are) met. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance and/or other criteria as may be specified by the Committee, in its sole discretion.

        (b) Adjustment of Awards. In the event of special or unusual events or circumstances affecting the application of one or more performance objectives to a Long Term Performance Award, the Committee may revise the performance objectives and/or underlying factors and criteria applicable to the Long Term Performance Awards affected, to the extent deemed appropriate by the Committee, in its sole discretion, to avoid unintended windfalls or hardship.

        (c) Termination of Employment. Unless otherwise provided in the applicable award agreement(s), if a Participant terminates employment with the Corporation during a Performance Period because of death, Disability or Retirement, such Participant shall be entitled to a payment with respect to each outstanding Long Term Performance Award at the end of the applicable Performance Period:

               (i) based, to the extent relevant under the terms of the award, upon the Participant's performance for the portion of such Performance Period ending on the date of termination and the performance of the applicable business unit(s) for the entire Performance Period, and

              (ii) prorated where deemed appropriate by the Committee, for the portion of the Performance Period during which the Participant was employed by the Corporation, all as determined by the Committee, in its sole discretion. However, the Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

                   If a Participant terminates employment with the Corporation during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to the Long Term Performance Awards subject to such Performance Period, unless the Committee shall otherwise determine, in its sole discretion.

        (d) Form of Payment. The earned portion of a Long Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee, in its sole discretion. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock, either in a lump sum payment or in annual installments commencing as soon as practicable after the end of the relevant

             Performance Period, all as the Committee shall determine at or after grant. If and to the extent a Long Term Performance Award is payable in Stock and the full amount of such value is not paid in Stock, then the shares of Stock representing the portion of the value of the Long Term Performance Award not paid in Stock shall again become available for award under the Plan.

SECTION 9.  Amendments and Termination

        The Board may amend, alter, or discontinue the Plan at any time and from time to time, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an Optionee or Participant with respect to a Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award which has been granted under the Plan, without the Optionee's or Participant's consent, or which, without the approval of the Corporation's stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following amendments, would:

        (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

        (b) decrease the Option price of any Stock Option to less than 50% of the Fair Market Value on the date of grant;

        (c) change the employees or class of employees eligible to participate in the Plan; or

        (d) extend the maximum Option period under Section 5(b) of the Plan.

        The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher Option prices.

        Subject to the above provisions, the Committee shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments.

SECTION 10.  Unfunded Status of Plan

        The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or Optionee by the Corporation, nothing contained herein shall give any such Participant or Optionee any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Board otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 11.  General Provisions

        (a) The Committee may require each person purchasing shares pursuant to a Stock Option under the Plan to represent to and agree with the Corporation in writing that the Optionee or

             Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

             All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Exchange Act, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        (b) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        (c) The adoption of the Plan shall not confer upon any employee of the Corporation any right to continued employment with the Corporation, as the case may be, nor shall it interfere in any way with the right of the Corporation to terminate the employment of any of its employees at any time.

        (d) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any award under the Plan, the Participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, the minimum required withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

        (e) At the time of grant, the Committee may provide in connection with any grant made under this Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Corporation any shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

        (f) Shares may be subject to a repurchase right by the Corporation which the Corporation shall have the right to exercise from time to time as may be set forth in a grant agreement for an award granted under this Plan.

        (g) The reinvestment of dividends in additional Restricted Stock (or in other types of Plan awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

        (h) The Committee shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

        (i) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

SECTION 12.  Effective Date of Plan

        The Plan shall be effective on the date it is approved by a vote of the holders of a majority of the total outstanding Stock.

SECTION 13.  Term of Plan

        No Stock Option, Stock Appreciation Right, Restricted Stock or Long Term Performance Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date of stockholder approval, but awards granted prior to such tenth anniversary may extend beyond that date.

                                  DETACH HERE


                                     PROXY

                                PEGASYSTEMS INC.

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       1999 ANNUAL MEETING OF STOCKHOLDERS


    The undersigned stockholder of Pegasystems Inc., a Massachusetts corporation ("Pegasystems"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated May 7, 1999 and hereby appoints Alan Trefler, Robert V. Jahrling, III and James W. Hackett, Jr., or any one or more of them, proxies and attorneys-in-fact with full power of substitution to each for and in the name of the undersigned, with all powers the undersigned would possess if personally present to vote the Common Stock of the undersigned in Pegasystems at the Annual Meeting of its Stockholders to be held June 21, 1999 at One Main Street, Cambridge, Massachusetts at 10:30 a.m., local time, or any adjournment or postponement thereof. Any of such attorneys or substitutes shall have and may exercise all of the powers of said attorneys-in-fact hereunder.


SEE REVERSE       CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
    SIDE                                                               SIDE

                                  DETACH HERE

      PLEASE MARK
 /X/  VOTES AS IN
      THIS EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2 AND 3 AND SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE
MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU INSTRUCT THE PROXIES TO VOTE FOR THE NOMINEE LISTED BELOW AND FOR PROPOSAL
NOS. 2 AND 3.

    1  Election of Director                     2.  To ratify the selection of Arthur Andersen LLP     FOR    AGAINST    ABSTAIN
       NOMINEE:  Edward B. Roberts                  as independent public accountants of Pegasystems   / /      / /        / /
                                                    for the fiscal year ending December 31, 1999.
                 FOR         WITHHELD
                 / /           / /              3.  To approve an amendment to the Amended and         / /      / /       / /
                                                    Restated 1994 Long-Term Incentive Plan to
                                                    increase the number of shares of Common Stock authorized for issuance under the plan from 7,500,000 shares to 9,500,000 shares.

                                                4.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

                                                 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT         / /

                                                 PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                 Please sign exactly as name appears at left. When shares are held in more than one name, including joint tenants, each party should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature ____________________________  Date ________________   Signature: ____________________________  Date: ________________
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